PROSPECTUS
October 18, 2022
as supplemented December 9, 2022
Soundwatch Hedged Equity ETF

SHDG
Listed on Cboe BZX Exchange, Inc.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SOUNDWATCH HEDGED EQUITY ETF SUMMARY SECTION
Investment Objective
The Soundwatch Hedged Equity ETF (the “Fund” or the “Hedged Equity ETF”) seeks to provide long-term capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees [1]	0.60%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses [2]	0.00%
Acquired Fund Fees and Expenses [3]	0.03%
Total Annual Fund Operating Expenses [4]	0.63%
Less: Fee Waiver and/or Expense Reimbursement [5]	-0.10%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement [4]	0.53%

1    The management fee of the Soundwatch Hedged Equity Fund (the “Predecessor Fund”), a mutual fund series of Trust for Advised Portfolios (the “Trust”) that was reorganized into the Fund, has been restated to reflect the Fund’s unitary fee.
2    Restated to reflect current expenses.
3    Restated to reflect expected expenses.
4    “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” do not correlate to “Ratio of expenses to average net assets” either “Before fees waived by the Adviser” or “After fees waived by the Adviser” provided in the Financial Highlights, which reflect the operating expenses of the Predecessor Fund, and do not include 0.03% that is attributed to acquired fund fees and expenses.
5    Soundwatch Capital, LLC (the “Adviser”) has contractually agreed to waive 0.10% of its unitary management fee to reduce the unitary management fee to 0.50% (the “Fee Waiver”). The Fee Waiver will remain in effect through at least December 31, 2023, and may be terminated only by the Trust’s Board of Trustees (the “Board”). The Fee Waiver is not subject to recoupment by the Adviser.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Fee Waiver for the first year only). This Example does not include the brokerage commissions that investors may pay on their purchases and sales of shares. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$54	$192	$341	$777
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended October 31, 2021, the portfolio turnover rate of the Predecessor Fund was 2% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in a portfolio of equity securities and investments that have economic characteristics similar to equity securities. These equity securities and investments may include U.S. exchange-listed common stocks, equity index futures, and/or exchange-traded funds (“ETFs”) that track U.S. large-capitalization (“large-cap”) indices, such as the S&P 500® Index. For purposes of this 80% investment policy, the Adviser will consider the underlying holdings of any ETFs in which the Fund invests. The Fund’s investments in derivatives that have economic characteristics similar to equity securities will be valued at mark-to-market for purposes of the 80% policy. On the portfolio, the Fund systematically writes (sells) equity index and/or ETF call options, covered calls, and option spreads to generate additional income. A portion of this income is used to systematically purchase a series of protective equity index and/or ETF put options or put spreads to reduce the negative impact of stock market declines on long-term performance. The Fund’s strategy is an “equity strategy,” which aims to provide better risk-adjusted returns across market cycles compared to an investment in the benchmark index.
The Fund follows a proprietary rules-based BUY, HOLD & HEDGE™ strategy. The strategy systematically selects option strike prices, maturities, and trade dates based upon several measurable market factors. Through the use of options, the Fund intends to reduce the downside risk inherent in equity investments while generating long‑term equity returns in line with the benchmark index. Thus, the Fund seeks to provide an efficient trade-off between risk and reward, where risk is characterized by volatility or fluctuations in value over time, as well as drawdown risk (tail risk). Under certain market conditions, the selling of call options, including covered call options, or option spreads and the purchasing of protective put options or put spreads may also limit the upside returns of the Fund.
The Adviser may perform the following methods of security analysis when making purchase and sales decisions:
•Fundamental analysis –performed on historical and present data, with the goal of making financial forecasts;
•Technical analysis –performed on historical and present data, focusing on price and trade volume, with the goal of forecasting the direction of prices; and
•Cyclical analysis –performed on historical relationships between price and market trends, with the goal of forecasting the direction of prices.
Principal Risks of Investing in the Fund
As with all funds, a shareholder is subject to the risk that their investment could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The principal risks affecting shareholders’ investments in the Fund are set forth below. Each risk summarized below is considered a principal risk of investing in the Fund, regardless of the order in which it appears.
Equity Index Futures Risk. Equity index futures contracts can be used to create or hedge exposure to the markets represented by a stock index. The purchaser of an equity index future buys the right to receive a payment corresponding to any increase in the value of the referenced index as of a specified future date and incurs the obligation to make a payment corresponding to any decrease in the value of the referenced index as of such date.
Equity Securities Risk: The risks that could affect the value of the Fund’s shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value.
ETF Risk. The Fund is an ETF and, as a result of an ETF’s structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent that (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform such functions, shares may trade at a material discount to net asset value (“NAV”), the bid-ask spread could widen, and shares could face trading halts and/or delisting.
◦Cash Redemption Risk. The Fund’s investment strategy may require it to redeem shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to realize a capital gain that it might not have realized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. To the extent that the transaction fees charged for redemptions of creation units is insufficient to cover the Fund’s transaction costs of selling portfolio securities, the Fund’s performance could be negatively impacted.
◦Costs of Buying or Selling Shares. Due to the costs of buying or selling shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV. As with all ETFs, shares may be bought and sold in the secondary market at market prices. As a result, investors in the Fund may pay significantly more or receive significantly less for shares than the Fund’s NAV. In addition, investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Although it is expected that the market price of shares will approximate the Fund’s NAV, there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant and the bid-ask spread could widen.
◦Trading. Although shares are listed for trading on the Cboe BZX Exchange, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. In stressed market conditions, the liquidity of shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares. This could lead to the Fund’s shares trading at a price that is higher or lower than the Fund’s NAV.
Implied Volatility Risk. When the Fund sells an option, it gains the amount of the premium it receives, but also incurs a liability representing the value of the option it has sold until the option is either exercised and finishes “in the money,” meaning it has value and can be sold, or the option expires worthless, or the expiration of the option is “rolled,” or extended forward. The value of the options in which the Fund invests is based partly on the volatility used by market participants to price such options (i.e., implied volatility). Accordingly, increases in the implied volatility of such options will cause the value of such options to increase (even if the prices of the options’ underlying stocks do not change), which will result in a corresponding increase in the liabilities of the Fund under such options and thus decrease the Fund’s NAV.
Large-Capitalization Companies Risk. Large-capitalization stocks can perform differently from other segments of the equity market or the equity market as a whole. Large-capitalization companies may be less flexible in evolving markets or unable to implement change as quickly as small-capitalization companies.
Leverage Risk. Certain derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through purchasing derivative instruments, the Fund has the risk of losing more than its original investment. The NAV of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.
Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund. Investment decisions made by the Adviser in implementing these investment strategies may not produce the returns expected by the Adviser, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. The Adviser may be incorrect in its assessment of the pricing discrepancies or prices may not move in the manner anticipated by the Adviser.
Market Risk. The prices of the securities in which the Fund invests may decline for a number of reasons. These reasons may include changing economic circumstances and perceptions about the creditworthiness of individual issuers. Markets are volatile and values of individual securities can decline significantly in value in response to adverse issuer, political, regulatory, market, economic, and other developments that may cause broad changes in market values. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the market generally and on specific securities.
Models and Data Risk. The Adviser relies on its proprietary model (“Models and Data”) in making investment decisions for the Fund. When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential loss.
Options Risk. Options are complex derivatives that involve risks that are not suitable for everyone. Options trading can be speculative in nature and carry substantial risk of loss. Options may be subject to greater fluctuations in value than an investment in the underlying securities. There are significant differences between securities and options that could result in an imperfect correlation between markets, causing a given transaction not to achieve its objectives. Options may also be illiquid and the Fund may have difficulty closing out its position prior to expiration.
◦Protective Put Option Risk. A put option gives the purchaser of the option, upon payment of a premium, the right (but not the obligation) to sell, and the writer of the option, the obligation to buy the underlying security, index, currency or other instrument at a specified exercise price. When the Fund purchases a put option on a security or index, it may lose the entire premium paid if the underlying security or index does not decrease in value.
◦Protective Put Spread Risk. When the Fund purchases a protective put spread on a security or index, it may lose the entire premium paid if the underlying security or index does not decrease in value. The put spread also will not protect the entire loss of the security, but only in the amount equal to the value of the long put options less the value of the short put options.
◦Covered Call Option Risk. A covered call option, upon payment of a premium, gives the purchaser of the option the right (but not the obligation) to buy, and the seller the obligation to sell, the underlying instrument, which the seller owns, at a specified exercise price. By writing covered call options in return for the receipt of premiums, the Fund will give up the opportunity to benefit from potential increases in the value of the underlying securities above the exercise prices of the written options, but will continue to bear the risk of declines in the value of such securities. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying securities over time. If trading is suspended, the Fund may be unable to write options at times that may be desirable or advantageous to the Fund to do so.
◦Call Spread Writing Risk. By writing call spreads (or put spreads) in return for the receipt of premiums, the Fund will give up some of the opportunity to benefit from potential increases (or decreases) in the value of the underlying securities above (or below the exercise prices) of the written options. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying securities over time.

Recent Market Events Risk. Periods of market volatility may occur in response to pandemics, acts of war, or events affecting global markets. These types of events could adversely affect the Fund’s performance. For example, since December 2019, a novel strain of coronavirus (COVID-19) has spread globally, which has resulted in the temporary closure of many corporate offices, retail stores, manufacturing facilities and factories, and other businesses across the world. The extent to which COVID-19 may negatively affect the Fund’s performance or the duration of any potential business disruption is uncertain. Any potential impact on performance will depend to a large extent on future developments and new information that may emerge regarding the duration and severity of COVID-19 and the actions taken by authorities and other entities to contain COVID-19 or treat its impact.
Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia, certain Russian individuals, banking entities and corporations, and Belarus as a response to Russia’s invasion of Ukraine, and may impose sanctions on other countries that provide military or economic support to Russia. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions, including cyber attacks) are impossible to predict, but could result in significant market disruptions, including in certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure to Russian issuers or issuers in other countries affected by the invasion.
Tax Risk. The writing of call options by the Fund may significantly reduce or eliminate its ability to make distributions eligible to be treated as qualified dividend income. Covered call options may also be subject to the federal tax rules applicable to straddles under the Internal Revenue Code of 1986 (the “Code”). If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions.
Underlying ETF Investment Risk. When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses, including its management fees. The risk of owning an ETF generally reflects the risks of owning the underlying securities that the ETF holds as well as the risks associated with the structure and operation of an ETF described above. The Fund also will incur brokerage costs when it purchases ETFs. The shares of an ETF trade on an exchange and may trade below their NAV or at a discount, which may adversely affect the Fund’s performance.
Performance
The following performance information indicates some of the risks of investing in the Fund. The Fund is the successor to the Predecessor Fund, as a result of the reorganization of the Predecessor Fund into the Fund on October 24, 2022 (the “Reorganization”). Prior to the Reorganization, the Fund had not yet commenced operations.
As of the Reorganization, the Fund has adopted the performance history of the Predecessor Fund, which operated as a mutual fund. The Predecessor Fund was also advised by the Adviser and had the same investment objective and substantially similar strategies as the Fund. The bar chart shows the Predecessor Fund’s performance for the calendar years ended December 31. The table illustrates how the Predecessor Fund’s average annual returns for the one-year, five-year and since inception periods compare with those of a broad measure of market performance. The Predecessor Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Updated performance information will be available by calling the Fund toll-free at 888-244-4601 and on the Fund’s website at www.soundwatchfunds.com.

Calendar year ended December 31,
The Predecessor Fund’s year-to-date return as of June 30, 2022 was -13.19%.
During the period of time shown in the bar chart, the Predecessor’s Fund’s highest quarterly return was 12.16% for the quarter ended June 30, 2020, and the lowest quarterly return was -11.57% for the quarter ended March 31, 2020.
Average Annual Total Returns
For the Periods Ended December 31, 2021 for the Predecessor Fund

Institutional Class	1 Year	5 Years	Since Inception November 30, 2016
Return Before Taxes	18.46%	10.79%	10.89%
Return After Taxes on Distributions	18.32%	10.55%	10.62%
Return After Taxes on Distributions and Sale of Fund Shares	11.04%	8.54%	8.62%
CBOE S&P 500 Buy Write Index (BXM) (reflects no deduction for fees, expenses, or taxes)	20.47%	7.84%	7.73%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).  In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Management
Investment Adviser: Soundwatch Capital, LLC is the Fund’s investment adviser.
Portfolio Managers: Robert Hammer and Jan Bos served as portfolio managers of the Predecessor Fund since its inception in 2016, and they have served as portfolio managers of the Fund since its inception in October 2022.
Purchase and Sale of Fund Shares
Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer at market prices. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund’s shares are listed on the Exchange. The price of the Fund’s shares is based on the market price and, because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). The Fund issues and redeems shares on a continuous basis, at NAV, only in blocks of shares called Creation Units, principally in-kind, and only Authorized

Participants (typically, broker-dealers) may purchase or redeem Creation Units. When buying or selling the Fund’s shares on the Exchange, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”).
Because the Fund initially listed its shares for trading on the Exchange after the beginning of the most recently completed fiscal year, the Fund does not have a sufficient trading history to report trading information and related costs. Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be available at www.soundwatchfunds.com.
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income, qualified dividend income or capital gains, unless you invest though a tax-advantaged arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-advantaged arrangements may be taxed later upon withdrawal of assets from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES
AND PRINCIPAL RISKS
Investment Objective
The Fund seeks to provide long-term capital appreciation.
The Fund’s investment objective is non-fundamental and may be changed without shareholder approval upon first providing shareholders with at least 60 days’ prior notice.
Principal Investment Strategies of the Fund
The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in a portfolio of equity securities and investments that have economic characteristics similar to equity securities. These equity securities and investments may include U.S. exchange-listed common stocks, equity index futures, and/or ETFs that track U.S. large-cap indices, such as the S&P 500® Index. For purposes of this 80% investment policy, the Adviser will consider the underlying holdings of any ETFs in which the Fund invests and the Fund’s investments in derivatives that have economic characteristics similar to equity securities will be valued at mark-to-market. On that portfolio, the Fund systematically writes (sells) equity index and/or ETF call options, covered calls and option spreads to generate additional income. A portion of this income is used to systematically purchase a series of protective equity index and/or ETF put options or put spreads to reduce the negative impact of stock market declines on long-term performance. The Fund’s strategy is an “equity strategy” which aims to provide better risk-adjusted returns across market cycles compared to an investment in the benchmark index.
As the seller of an equity index and/or ETF call option, the Fund receives cash (the “premium”) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”). If the purchaser does not exercise the option, the Fund retains the premium. If the purchaser exercises the option, the Fund pays the purchaser the difference between the value of the index and the exercise price of the option. The premium, the exercise price and the value of the index determine the gain or loss realized by the Fund as the seller of the index call option.
The Fund may also buy index and/or ETF put options in an attempt to protect the Fund from a significant market decline that may occur over a short period of time. The value of an index and/or ETF put option generally increases as stock prices (and the value of the index) decrease and decreases as those stocks (and the index) increase in price. A put spread is an option spread strategy that is created when equal number of put options are bought and sold simultaneously. Under certain market conditions, the selling of call options, including covered call options, or option spreads and the purchasing of protective put options or put spreads may limit the upside returns of the Fund.
The Fund follows a proprietary rules-based BUY, HOLD & HEDGE™ strategy. It systematically selects option strike prices, maturities, and trade dates based upon several measurable market factors. Through the use of options, the Fund intends to reduce the downside risk inherent in equity investments while generating long-term equity returns in line with the benchmark index. Thus, the Fund seeks to provide an efficient trade-off between risk and reward, where risk is characterized by volatility or fluctuations in value over time, as well as drawdown risk (tail risk).
The Adviser may utilize the following methods of security analysis when making purchase and sales decisions:
•Fundamental analysis – performed on historical and present data, with the goal of making financial forecasts;
•Technical analysis – performed on historical and present data, focusing on price and trade volume, with the goal of forecasting the direction of prices; and
•Cyclical analysis – performed on historical relationships between price and market trends, with the goal of forecasting the direction of prices.

To respond to temporary adverse market, economic, political or other conditions, the Hedged Equity ETF may invest up to 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. When the Fund takes such temporary positions, it may not achieve its investment objective.
Principal Risks
As with all funds, a shareholder is subject to the risk that their investment could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risks affecting shareholders’ investment in the Fund are set forth below. Each risk summarized below is considered a principal risk of investing in the Fund, regardless of the order in which it appears.
Equity Index Futures Risk. Equity index futures contracts can be used to create or hedge exposure to the markets represented by a stock index. The purchaser of an equity index future buys the right to receive a payment corresponding to any increase in the value of the referenced index as of a specified future date and incurs the obligation to make a payment corresponding to any decrease in the value of the referenced index as of such date.
The use of equity index futures involves additional risks and transaction costs that could leave the Fund in a worse position than if it had not used these instruments. Equity index futures may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in equity index futures could have a meaningful impact on performance.
Equity Securities Risk. The risks that could affect the value of shares and the total return on your investment include the possibility that the equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value.
Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. The value of a particular security may decline due to factors that affect a particular industry or industries, such as an increase in production costs, competitive conditions or labor shortages; or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.
ETF Risk.
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent that (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform such functions, shares may trade at a material discount to NAV, the bid-ask spread could widen, and shares could face trading halts and/or delisting.
◦Cash Redemption Risk. The Fund’s investment strategy may require it to redeem shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., TBA transactions, short positions, derivative instruments, and bonds that cannot be broken up beyond certain minimum sizes needed for transfer and settlement). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
◦Costs of Buying or Selling Shares. Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the bid-ask spread. The bid-ask spread varies over time for shares based on trading volume and market liquidity, and is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV. As with all ETFs, shares may be bought and sold in the secondary market at market prices. As a result, investors in the Fund may pay significantly more or receive significantly less for shares than the Fund’s NAV. In addition, investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Although it is expected that the market price of shares will approximate the Fund’s NAV, there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant and the bid-ask spread could widen.
◦Trading. Although shares are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange when a decline in the S&P 500® Index during a single day reaches certain thresholds (e.g., 7%, 13%, and 20%). Additional rules applicable to the Exchange may halt trading in shares when extraordinary volatility causes sudden, significant swings in the market price of shares. There can be no assurance that shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares.
Implied Volatility Risk. When the Fund sells an option, it gains the amount of the premium it receives, but also incurs a liability representing the value of the option it has sold until the option is either exercised and finishes “in the money,” meaning it has value and can be sold, or the option expires worthless, or the expiration of the option is “rolled,” or extended forward. The value of the options in which the Fund invests is partly based on the volatility used by market participants to price such options (i.e., implied volatility). Accordingly, increases in the implied volatility of such options will cause the value of such options to increase (even if the prices of the options’ underlying stocks do not change), which will result in a corresponding increase in the liabilities of the Fund under such options and thus decrease the Fund’s NAV. The Fund is therefore exposed to implied volatility risk before the options expire or are exercised. The implied volatility of the options sold by the Fund may increase due to general market and economic conditions, perceptions regarding the industries in which the issuers of the underlying stock participate, or factors relating to specific companies.
Large-Capitalization Companies Risk. Large-capitalization stocks can perform differently from other segments of the equity market or the equity market as a whole. Large-capitalization companies may be less flexible in evolving markets or unable to implement change as quickly as small-capitalization companies. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.
Leverage Risk. Certain Fund transactions, such as their use of call and put options, option spreads and futures, may give rise to a form of leverage. The Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Fund cannot assure that the use of leverage will result in a higher return on investment and using leverage could result in a net loss. In addition, use of leverage by the Fund may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage.
Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund. Investment decisions made by the Adviser in implementing these investment strategies may not produce the returns expected by the Adviser, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. The Adviser may be incorrect in its assessment of the pricing discrepancies or prices may not move in the manner anticipated by the Adviser. There can be no guarantee that these decisions will produce the desired results.
Market Risk. The prices of the securities in which the Fund invests may decline for a number of reasons. These reasons may include changing economic circumstances and perceptions about the creditworthiness of individual issuers. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market, or they may occur in only a particular company, industry or sector of the relevant market. Markets are volatile and values of individual securities can decline significantly in value in response to adverse issuer, political, regulatory, market, economic, and other developments that may cause broad changes in market values. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the market generally and on specific securities.
Models and Data Risk. When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on Models and Data, the Adviser may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether.
Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund.
All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
Options Risk. Options are complex derivatives that involve risks and are not suitable for everyone. Options trading can be speculative in nature and carry substantial risk of loss. Options may be subject to greater fluctuations in value than an investment in the underlying securities. There are significant differences between securities and options that could result in an imperfect correlation between markets, causing a given transaction not to achieve its objectives. Options may also be illiquid and the Fund may have difficulty closing out its position prior to expiration.
Purchasing and writing put and call options are specialized transactions with higher risk than ordinary investments. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correlate as expected to changes in the value of the underlying securities. If the Fund is not able to sell or close an option in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs on the purchase or sale of the underlying securities. Transactions in options also involve the payment of premiums, which may adversely affect the Fund’s performance.
◦Protective Put Option Risk. A put option gives the purchaser of the option, upon payment of a premium, the right (but not the obligation) to sell, and the writer of the option, the obligation to buy the underlying security, index, currency or other instrument at a specified exercise price. When the Fund purchases a put option on a security or index, it may lose the entire premium paid if the underlying security or index does not decrease in value.
◦Protective Put Spread Risk. When the Fund purchases a protective put spread on a security or index, it may lose the entire premium paid if the underlying security or index does not decrease in value. The put spread also will not protect the entire loss of the security, but only in the amount equal to the value of the long put options less the value of the short put options.
◦Covered Call Option Risk. A covered call option, upon payment of a premium, gives the purchaser of the option the right (but not the obligation) to buy, and the seller the obligation to sell, the underlying instrument, which the seller owns, at a specified exercise price. By writing covered call options in return for the receipt of premiums, the Fund will give up the opportunity to benefit from potential increases in the value of the underlying securities above the exercise prices of the written options, but will continue to bear the risk of declines in the value of such securities. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying securities over time. If trading is suspended, the Fund may be unable to write options at times that may be desirable or advantageous to the Fund to do so.
◦Call Spread Writing Risk. By writing call spreads (or put spreads) in return for the receipt of premiums, the Fund will give up some of the opportunity to benefit from potential increases (or decreases) in the value of the underlying securities above (or below the exercise prices) of the written options. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying securities over time.
Recent Market Events Risk. In the past several years, financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread.
The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, took steps to support financial markets, including by keeping interest rates at historically low levels for an extended period. The Federal Reserve recently concluded its market support activities and began to raise interest rates. Such actions, including additional interest rate hikes, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invest.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.
Periods of market volatility may occur in response to pandemics, acts of war, or events affecting global markets. These types of events could adversely affect the Fund’s performance. For example, since December 2019, a novel strain of coronavirus (COVID-19) has spread globally, which has resulted in the temporary closure of many corporate offices, retail stores, manufacturing facilities and factories, and other businesses across the world. The extent to which COVID-19 may negatively affect the Fund’s performance or the duration of any potential business disruption is uncertain. Any potential impact on performance will depend to a large extent on future developments and new information that may emerge regarding the duration and severity of COVID-19 and the actions taken by authorities and other entities to contain COVID-19 or treat its impact.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia, certain Russian individuals, banking entities and corporations, and Belarus as a response to Russia’s invasion of Ukraine, and may impose sanctions on other countries that provide military or economic support to Russia. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions, including cyber attacks) are impossible to predict, but could result in significant market disruptions, including in certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure to Russian issuers or issuers in other countries affected by the invasion.
Tax Risk. The writing of call options by the Fund may significantly reduce or eliminate their ability to make distributions eligible to be treated as qualified dividend income. Covered call options may also be subject to the federal tax rules applicable to straddles under the Code. If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that: (1) any loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and that are not subject to Code Section 1256 be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred.
Underlying ETF Investment Risk. The risk of owning an ETF generally reflects the risks of owning the underlying securities that the ETF holds. When the Fund invests in ETFs, shareholders will indirectly bear fees and expenses charged by the ETF in which the Fund invests in addition to the Fund’s direct fees and expenses. The Fund also will incur brokerage costs when it purchases ETFs. Furthermore, investments in ETFs could affect the timing, amount and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by investors in the Fund.
Shares of ETFs are listed on securities exchanges and transacted at negotiated prices in the secondary market. Generally, ETF shares trade at or near their most recent NAV, which is generally calculated at least once daily for indexed-based ETFs and more frequently for actively managed ETFs. However, certain inefficiencies may cause the shares to trade at a premium or discount to their pro rata NAV. There is also no guarantee that an active secondary market for such shares will develop or continue to exist. Generally, an ETF only redeems shares when aggregated as creation units. Therefore, if a liquid secondary market ceases to exist for shares of a particular ETF, a shareholder may have no way to dispose of such shares.
DISCLOSURE OF PORTFOLIO HOLDINGS
Information about the Fund’s daily portfolio holdings will be available on the Fund’s website, www.soundwatchfunds.com. A summarized description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

MANAGEMENT OF THE FUND
Investment Adviser
The Fund’s investment adviser, Soundwatch Capital, LLC, is located at 137 Rowayton Avenue, Suite 120, Rowayton, Connecticut 06853. The Adviser is an SEC-registered investment advisory firm formed in 2014. As of August 31, 2022, the Adviser had assets under management of approximately $496 million.
The Fund has entered into an investment advisory agreement with the Adviser pursuant to which the Adviser is responsible for the day-to-day management of the Fund in accordance with its investment objective and policies. The Adviser also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed to fulfill its obligations under the advisory agreement. In addition, the Adviser has agreed to pay all expenses of the Fund except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) extraordinary expenses; (iv) distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (if applicable); (v) interest and taxes of any kind or nature; (vi) any fees and expense related to the provision of securities lending services; and (vii) the unitary management fee payable to the Adviser.
For its services, the Adviser is entitled to a unitary management fee from the Fund at an annual rate of 0.60% of the Fund’s average daily net assets.
Prior to the Reorganization, the Adviser entered into an advisory agreement with the Trust, on behalf of the Predecessor Fund, pursuant to which the Predecessor Fund paid the Adviser 0.66% of the Predecessor Fund’s average daily net assets. The management fee paid by the Predecessor Fund was not a unitary management fee. For the fiscal year ended October 31, 2021, the Adviser received an aggregate fee, after fee waivers, of 0.66% of average net assets of the Predecessor Fund.
A discussion regarding the basis of the Board’s most recent approval of the Predecessor Fund’s investment advisory agreement is available in the Predecessor Fund’s annual report to shareholders for the reporting period ended October 31, 2021.
A discussion regarding the basis of the Board’s approval of the Fund’s investment advisory agreement will be available in the Fund’s first semi-annual or annual report to shareholders.
Portfolio Managers
Robert Hammer served as a portfolio manager of the Predecessor Fund since the Predecessor Fund’s inception in 2016, and has served as a portfolio manager of the Fund since its inception in October 2022. Before co-founding the Adviser in 2014, Mr. Hammer worked for more than 20 years in structuring and managing derivative investments and teams for global banks in London, Paris, Tokyo, and New York. He worked at RBS (previous ABN AMRO) in London and New York from 1999 to 2013. Most recently, from 2009 to 2013, Mr. Hammer was Managing Director and Head of Equities and Equity Derivatives at RBS Americas, leading a team of 100 professionals. Mr. Hammer has a BS from the University of Delaware and an MBA from Wharton Business School at the University of Pennsylvania.
Jan Bos served as a portfolio manager of the Predecessor Fund since the Predecessor Fund’s inception in 2016, and has served as a portfolio manager of the Fund since its inception in October 2022. Before co-founding the Adviser in 2014, Mr. Bos worked for more than 20 years building and managing investment products and teams at financial institutions in Amsterdam, London, and New York. Mr. Bos started ABN AMRO Equity Derivatives with two other colleagues in Amsterdam in 1992, helping to build it into a globally recognized multi-billion dollar derivatives business as Managing Director and Head of Dutch and US markets. He Co-Founded Volteq Capital in 2002, an investment company managing a hedged equity fund and a volatility fund. Most recently, from 2010 to 2013, Mr. Bos was an advisor for ABN AMRO, Milliman and a Dutch public housing association, restructuring its multi-billion loan and derivatives portfolio. Mr. Bos has an MBA from RSM Erasmus University in the Netherlands and a Masters in Physics from Delft University of Technology in the Netherlands.
The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of securities in the Fund.
BUYING AND SELLING FUND SHARES
Shares are or will be listed for secondary trading on the Exchange. When you buy or sell the Shares on the secondary market, you will pay or receive the market price. You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The shares will trade on the Exchange at prices that may differ to varying degrees from the daily NAV of the shares. The Exchange is generally open Monday through Friday and is closed weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
NAV per share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by its total number of shares outstanding. Expenses and fees, including management and distribution fees, if any, are accrued daily and taken into account for purposes of determining NAV. NAV is determined each business day, normally as of the close of regular trading of the New York Stock Exchange (ordinarily 4:00 p.m., Eastern time).
When determining NAV, the value of the Fund’s portfolio investments is based on readily available market quotations that are reliable, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of the value supplied by an exchange or other market) or a valuation obtained from an independent pricing service. If an investment’s market price is not readily available or does not otherwise accurately reflect the value of the investment, the investment will be valued by another method that the Adviser believes will better reflect value in accordance with the Trust’s valuation policies and procedures. Fair value pricing may be used in a variety of circumstances, including, but not limited to, situations when the value of an investment in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the investment is principally traded but prior to the close of the Exchange (such as in the case of a corporate action or other news that may materially affect the price of an investment) or trading in an investment has been suspended or halted. Accordingly, the Fund’s NAV may reflect certain portfolio investments’ fair values rather than their market prices.
Fair value pricing involves subjective judgments and it is possible that a fair value determination for an investment will materially differ from the value that could be realized upon the sale of the investment.
Frequent Purchases and Redemptions of Shares
Unlike frequent trading of a traditional open-end mutual fund’s (i.e., not exchange-traded) shares, frequent trading of shares of the Fund on the secondary market does not disrupt portfolio management, increase the Fund’s trading costs, lead to realization of capitalization gains, or otherwise harm the Fund’s shareholders because these trades do not involve the Fund directly. Certain institutional investors are authorized to purchase and redeem the Fund’s shares directly with the Fund. Because these trades are effected in-kind (i.e., for securities, and not for cash), they do not cause any of the harmful effects noted above that may result from frequent cash trades. Moreover, the Fund imposes transaction fees on in-kind purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for Creation Units, reflecting the fact that the Fund’s trading costs increase in those circumstances. For these reasons, the Board has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in shares of the Fund.

DIVIDENDS, DISTRIBUTIONS, AND TAXES
Fund Distributions
The Fund intends to pay out dividends, if any, annually, and distribute any net realized capital gains to its shareholders annually.
Dividend Reinvestment Service
Brokers may make available to their customers who own shares the Depository Trust Company (“DTC”) book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of the Fund. Without this service, investors would receive their distributions in cash. In order to achieve the maximum total return on their investments, investors are encouraged to use the dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require the Fund’s shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Tax Information
Below the Fund has summarized some important U.S. federal income tax considerations generally applicable to investments in the Fund. The summary is based on current tax law, which may be changed by legislative, judicial or administrative action. Please consult your tax advisor about the tax consequences of an investment in shares, including the possible application of foreign, state, and local tax laws.
The Fund intends to elect and to qualify each year for treatment as a regulated investment company (“RIC”) within the meaning of SubChapter M of the Internal Revenue Code of 1986. If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and consequently a reduction in income available for distribution to shareholders.
Unless you are a tax-exempt entity or your investment in shares is made through tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions, you sell shares, and you purchase or redeem Creation Units (APs only).
Taxes on Distributions
The Fund will generally make distributions of dividends from any net investment income and capital gains annually. Dividends of net investment income and distributions from the Fund’s net short-term capital gains are taxable to you as ordinary income or, in some cases, as qualified dividend income. Distributions from the Fund’s net capital gain (the excess of its net long-term capital gains over its net short-term capital losses) are generally taxable to non-corporate shareholders at rates of up to 20%, regardless of how long the shareholders held their respective shares in the Fund. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional shares.
Distributions that the Fund reports as “qualified dividend income” may be eligible to be taxed to non-corporate shareholders at rates of up to 20% if requirements, including holding period requirements, are satisfied. In general, the Fund may report its dividends as qualified dividend income to the extent derived from dividends paid to the Fund by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. A portion of the dividends received from the Fund (but none of its capital gain distributions) may qualify for the dividends received deduction for corporations.
A tax of 3.8% applies to all or a portion of net investment income of U.S. individuals with income exceeding specified thresholds, and to all or a portion of undistributed net investment income of certain estates and trusts.

Net investment income generally includes for this purpose dividends and capital gain distributions paid by the Fund and gain on the redemption of shares.
Any dividend or capital gain distribution paid by the Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or capital gain distribution. You should note that a dividend or capital gain distribution paid on shares purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes even though the dividend or capital gain distribution represents, in substance, a partial return of capital to you. This is known as “buying a dividend” and should be avoided by taxable investors.
Although distributions are generally taxable when received, certain distributions declared in October, November, or December to shareholders of record on a specified date in such a month but paid the following January are taxable as if received in December of the year in which the dividend is declared.
The Fund will send you a report annually summarizing the amount and tax aspects of your distributions. The Fund will be required to report to the Internal Revenue Service (“IRS”) all distributions of taxable income and capital gains as well as gross proceeds from the redemption of shares, except in the case of exempt shareholders, which includes most corporations. The Fund will also be required to report tax basis information for such shares and indicate whether these shares had a short-term or long-term holding period. If a shareholder has a different basis for different shares in the same account (e.g., if a shareholder purchased shares in the same account at different times for different prices), the Fund calculates the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The Fund’s default method for calculating basis is first-in, first-out (“FIFO”). A shareholder may elect, on an account-by-account basis, to use a method other than FIFO by following procedures established by the Fund or its administrative agent. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account and on or prior to the date that is one year after the shareholder receives notice of the Fund’s default method, the new election will generally apply as if the FIFO method had never been in effect for such account. Shareholders should consult their tax advisers concerning the tax consequences of applying the Fund’s default method or electing another method of basis calculation. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.
Taxes on Sale of Shares
Each sale of Shares may be a taxable event. A sale may result in a capital gain or loss to you. Any capital gain or loss generally will be treated as short-term if you held the shares 12 months or less, except that any capital loss on a sale of shares held for six months or less is treated as a long-term capital loss to the extent of capital gain distributions paid with respect to such shares. Any capital gain or loss generally will be treated as long-term if you held the shares for longer than 12 months. If you redeem your shares, it is considered a taxable event for you. Depending on the purchase price and the redemption price of the shares you redeem, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. The ability to deduct capital losses may be limited depending on your circumstances.
Taxes on Purchases and Redemptions of Creation Units
An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered, plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The IRS may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market its holdings) or on the basis that there has been no significant change in economic position. Persons exchanging securities or non-U.S. currency for Creation Units should consult their own tax advisor with respect to the tax treatment of any creation or redemption transaction and whether the wash sale rules apply and when a loss might be deductible.
Gain or loss recognized by an AP upon an issuance of Creation Units in exchange for securities, or upon a redemption of Creation Units, may be capital or ordinary gain or loss depending on the circumstances. Any capital gain or loss realized upon an issuance of Creation Units in exchange for securities will generally be treated as long-term capital gain or loss if the securities have been held for more than one year. Any capital gain or loss realized upon the redemption of a Creation Unit will generally be treated as long-term capital gain or loss if the shares comprising the Creation Unit have been held for more than one year. Otherwise, such capital gains or losses are treated as short-term capital gains or losses.
The Fund may include cash when paying the redemption price for Creation Units in addition to, or in place of, the delivery of a basket of securities. The Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment than if the in-kind redemption process was used.
Non-U.S. Investors
If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than capital gain distributions) paid to you by the Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.
Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that are foreign entities and that fail to meet prescribed information reporting or certification requirements.
Backup Withholding
The Fund (or financial intermediaries, such as brokers, through which shareholders own shares) generally is required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and the sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.
Foreign Taxes
To the extent the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries.
Additional information concerning taxation of the Fund and its shareholders is contained in the SAI. Tax consequences are not the primary consideration of the Fund in making its investment decisions. If you have a tax-advantaged retirement account, you will generally not be subject to federal taxation on any dividends and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your own tax adviser concerning federal, state and local tax considerations of an investment in the Fund.
DISTRIBUTION
Distributor
Quasar Distributors, LLC (the “Distributor”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, is located at 111 E. Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202, and is the distributor for the Fund’s shares. The Distributor is a registered broker-dealer and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor distributes Creation Units for the Fund on an agency basis and does not maintain a secondary market in shares. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund.
Exchange
Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of the shares. The Exchange is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the shares to be issued, or in the determination or calculation of the equation by which the shares are redeemable.
The Exchange has no obligation or liability to owners of the shares in connection with the administration, marketing, or trading of the shares. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.
The Adviser and the Fund make no representation or warranty, express or implied, to the owners of shares or any members of the public regarding the advisability of investing in securities generally or in the Fund particularly.
Premium/Discount Information
Information regarding how often shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund will be available on the Fund’s website at www.soundwatchfunds.com.

FINANCIAL HIGHLIGHTS
On October 24, 2022, the Hedged Equity ETF acquired all of the assets and liabilities of the Predecessor Fund in exchange for shares of beneficial interest of the Hedged Equity ETF. As a result of the Reorganization, the Hedged Equity ETF adopted the financial and performance history of the Predecessor Fund. The financial highlights tables are intended to help you understand the Predecessor Fund’s financial performance for the past five fiscal years shown. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by BBD, LLP, the Predecessor Fund’s and the Fund’s independent registered public accounting firm, whose report, along with the Predecessor Fund’s financial statements, are included in the Predecessor Fund’s annual report, which is available upon request.
Institutional Class
Per Share Data for a Share Outstanding Throughout Each Period Presented.

	For the Year ended October 31, 2021	For the Year ended October 31, 2020	For the Year ended October 31, 2019	For the Year ended October 31, 2018		For the Period November 30, 2016* through October 31, 2017
Net Asset Value, Beginning of Period	$19.13	$18.17	$17.33	$17.21		$15.00
Income from Investment Operations:
Net investment income(1)	0.14	0.23	0.24	0.13		0.14
Net realized and unrealized gain (loss) on investments	4.69	1.00	0.78	0.10	(2)	2.15
Total income from investment operations	4.83	1.23	1.02	0.23		2.29
Less Distributions:
Net investment income	(0.19)	(0.27)	(0.18)	(0.11)		(0.08)
Total distributions	(0.19)	(0.27)	(0.18)	(0.11)		(0.08)

Net Asset Value, End of Period	$23.77	$19.13	$18.17	$17.33		$17.21
Total Return (7)	25.44%	6.83%	5.94%	1.31%		15.33%	(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$105,649	$84,391	$93,905	$105,986		$78,486
Ratio of expenses to average net assets (5)
Before fees waived/reimbursed by the Adviser	1.06%	1.09%	1.06%	1.19%		1.63%	(4)
After fees waived/reimbursed by the Adviser	0.72%	0.71%	0.75%	0.97%		1.06%	(4)
Ratio of net investment income to average net assets (6)
After fees waived/reimbursed by the Adviser	0.64%	1.24%	1.36%	0.76%		0.93%	(4)
Portfolio Turnover Rate	2%	13%	23%	8%		3%	(3)
*    Inception date
(1)Computed using the average shares method.

(2)The net realized and unrealized gain on investments per share does not accord with the net of the amounts reported in the statement of operations due to the timing of purchases and redemptions of the Fund shares during the year.
(3)Not annualized
(4)Annualized
(5)The ratio of expenses to average net assets includes tax, short dividend and/or interest expense. For the periods ended October 31, 2021, October 31, 2020, October 31, 2019, October 31, 2018 and October 31, 2017, the ratio of expenses to average net assets excluding tax, short dividend and/or interest expense before fees waived by the Adviser was 1.00%, 1.04%, 1.05%, 1.17% and 1.52%, respectively. Excluding tax, short dividend and/or interest expense, the ratio of expenses to average net assets, after fees waived by the Adviser, was 0.66%, 0.66%, 0.74%, 0.95% and 0.95%, respectively.
(6)The ratio of net investment income to average net assets includes tax, short dividend and/or interest expense. For the periods ended October 31, 2021, October 31, 2020, October 31, 2019, October 31, 2018 and October 31, 2017, the ratio of net investment income to average net assets excluding tax, short dividend and/or interest expense after fees waived by the Adviser was 0.70%, 1.29%, 1.37%, 0.78% and 1.04%, respectively.
(7)Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

Investment Adviser
Soundwatch Capital, LLC
137 Rowayton Avenue, Suite 120
Rowayton, Connecticut 06853

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202
Custodian
U.S. Bank National Association
Custody Operations
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212
Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, Pennsylvania 19103

Legal Counsel
Morgan, Lewis & Bockius, LLP
1111 Pennsylvania Avenue NW
Washington, DC 20004

Soundwatch Hedged Equity ETF
You can find more information about the Fund in the following documents:
Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.
Annual and Semi-Annual Reports
Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, when available, you will find a discussion of the market conditions and investment strategies that significantly affect the Fund’s performance after the first fiscal year the Fund is in operation.
The Predecessor Fund’s annual and semi-annual reports provide the most recent financial reports and portfolio listings for the Predecessor Fund. The annual report contains a discussion of the market conditions and investment strategies that affected the Predecessor Fund’s performance during the Predecessor Fund’s last fiscal year.
You can obtain a free copy of the SAI and shareholder reports (when available), request other information, or make general inquiries about the Fund by calling the Fund at 888-244-4601 or by visiting the Fund’s website at www.soundwatchfunds.com. You may also write to:
Soundwatch Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Reports and other information about the Fund are available:
•Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or
•For a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811‑21422.)